UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

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[  ]   Definitive proxy statement

[  ]   Definitive additional materials

[  ]   Soliciting material pursuant to Rule 14a_11(c) or Rule 14a_12

[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a_6(e)(2))

America’s Driving Ranges, Inc.

_______________________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

______________________________________________________________________________________________

(Name of Person Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

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[  ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0_11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AMERICA’S DRIVING RANGES, INC.

78-365 Hwy 111, Ste. 287

La Quinta, CA  92253

 ______________________________________________________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 23, 2009

_______________________________________________________________________________________________

To our Shareholders:

A Special Meeting of Shareholders of America’s Driving Ranges, Inc., a Nevada corporation (the “Company”), will be held at the offices of the attorney for the Company located at, 74090 El Paseo, Suite 205, Palm Desert, CA  92260, on Friday, October 23, 2009 at 3:00 p.m., to consider and vote upon the following: (i). a proposal to elect four members of the Board of Directors; (ii).  a proposal to appoint the accounting firm of Paritz & Company, P.A., to serve as the Company’s independent certified public accountants; (ii)  a proposal to change the name of the corporation to “US Natural Nutrients and Minerals, Inc.”; (iv).  a proposal to change the Company’s capitalization to authorized 300,000,000 shares of common stock and 50,000,000 shares of preferred stock; and, (v).  a proposal to ratify the past year’s actions by management, and to consider and act upon such other matters as may properly come before the meeting or any adjournment of the meeting.  The Company intends to mail the Proxy Materials and Proxy Statement to shareholders on October 13, 2009.

Our Board of Directors has fixed the close of business on September 23, 2009, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy in the envelope provided.

By Order of the Board of Directors.

James Harrison

Chairman of the Board and

Chief Executive Officer

La Quinta, California

September 30, 2009

_________________________________________________________________

THE FORM OF PROXY IS ENCLOSED.  TO ASSURE THAT YOUR SHARES WILL

BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED

PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID,

ADDRESSED ENVELOPE.  NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED

IN THE UNITED STATES.  THE GIVING OF A PROXY WILL NOT AFFECT YOUR

RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

AMERICA’S DRIVING RANGES, INC.

PROXY STATEMENT

FOR THE 2009 SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 23, 2009

I. INTRODUCTION

The Board of Directors of AMERICA’S DRIVING RANGES, INC., a Nevada corporation (the "Company"), is soliciting the accompanying Proxy in connection with its 2009 Special Meeting of Shareholders of the Company to be held at 3:00 p.m. Pacific Daylight Time on Friday, October 23, 2009 at 74090 El Paseo, Ste. 205, Palm Desert, California, 92260, and any adjournments thereof.  The Notice of Special Meeting and Proxy Card were mailed to shareholders on or about October 13, 2009.

II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on September 23, 2009, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and, to vote, at the Special Meeting.  Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting. At the close of business on the record date, there were 5,525,500 shares of Common Stock of the Company issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting.  Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Special Meeting, is required for approval of each of the Company's five proposals.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the five proposals and in the discretion of the proxy holders for any other matter that may properly come before the Special Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by filing with the Chief Executive Officer of the Company, Mr. James Harrison, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Special

Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Special Meeting.

 III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of September 23, 2009, by: (I) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address                Number of Shares         Percentage Owned

________________             ________________    ________________

James Harrison

1,000,000

18.00%

42725 Glass Drive

Indio, CA  92203

Paul Hait

1,000,000

18.00%

156 NW Phil’s Loop

Bend, OR  97701

Dennis Cullison

  750,000

14.00%

18614 Riverwoods Dr.

Bend, OR  97702

John Birchard

  600,000

11.0%

78-650 Saguaro Drive

La Quinta, CA  92253

Officers and Directors

as a Group

3,350,000

61.00%

(1) This table is based upon 5,525,500 shares issued and outstanding as of September 23, 2009.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

IV. EXECUTIVE COMPENSATION

None.

V. PROPOSAL NUMBER ONE - ELECTION OF THREE DIRECTORS

At the Special Meeting, shareholders will be asked to consider and vote on the election of James Harrison, Paul Hait and Dennis Cullison, to the Board of Directors. At each Special Meeting of Shareholders, directors will be elected to serve for a one year term terminating at the 2010 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified.

Unless authority is withheld, the proxy solicited hereby will be voted for the election of Messrs. Harrison, Hait, Cullison and Birchard as directors for a term of one year. Messrs. Harrison, Hait, Cullison and Birchard are members of the Company's current Board of Directors.  If, prior to the meeting, it should become known that Messrs. Harrison, Hait or Cullison will be unwilling or unable to serve as directors after the meeting by reason of death, incapacity, or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors, or alternatively, not voted for any nominee.  The Board of Directors has no reason to believe that any of the nominees will be unable to serve as directors of the Company. The election of the aforementioned three nominees require the affirmative vote of a majority of the shares present at the 2009 Special Meeting, represented either in person or by proxy.

The following is certain biographical information about the three Nominees:

James Harrison (68)

Mr. Harrison attended the University of Washington from 1959 to 1964 – Major, Chemical Engineering .

In late 1993, Mr. Harrison was introduced to a revolutionary new golf club, The Alien Ultimate Wedge.  In early 1994 he secured $2.5 million in funding to start Alien Sport, Inc.  He was the architect of the innovative marketing concepts that led Alien Sport Inc. to one of the most successful new product introductions in golf industry history and which resulted in sales of over 500,000 units and $65 million in sales over the next three years.  The company was sold in 1997.

Returning to consulting, his first client was Adams Golf, Inc., designer of the Adams Tightlies fairway woods.  Under Jim's guidance the Adams direct response marketing program took the company from $1 million is sales in 1996 to over $100 million in 1998.

Paul Hait (69)

Mr. Hait Graduated from Stanford University 1962 with a BS Degree in Mechanical Engineering.

In 1960, Paul won an Olympic Gold Medal, in world record time, swimming the 100 Meter Breaststroke leg in the 4x100 Medley Relay in the Olympic Games held in Rome, Italy. As an engineer and inventor, he holds over 50 patents.  Mr. Hait has been involved in ongoing product development, business creation and consulting.  During his business career, Mr. Hait has traveled extensively through out the world. His proven product development, patenting, business consulting, seasoned management, corporate contacts, and business creation and financing experiences are highly recognized and respected in the business world.

Dennis Cullison (49).

Mr. Cullison is resides in Bend, Oregon. He is in the business of importing and breeding rare and unique horses.   Mr. Cullison attended Portland State University and Portland Community College where he received his Business Degree, and Certificate in Computer Programming and Certificate in Graphic Arts.

As Vice President of Sunjex of America, Inc., Mr. Cullison was in partnership with a Saudi Arabian businessman. Together, they designed, patented and developed the third brake light for automobiles.

Mr. Cullison is one of the founders of US Organic Marketing, LLC. He is active in developing and marketing of products, products sales and Web design to promote and sell their organic products world-wide.

John Birchard (42)

Mr. Birchard is the founding President and Director of America’s Driving Ranges, Inc. and has served since his appointment to the Board of Directors on June 9, 2008.  Mr. Birchard played on the University of Wisconsin Golf Team in 1986 and 1987.  He then transferred to Ferris State University where he earned a BS degree in Business.  John has been on the Board of Directors for the Desert Chapter PGA, since 2007.  He is currently the PGA Assistant Golf Professional at Ironwood Country Club located in  Palm Desert, California and has been employed there for the past eight years.

The following table sets forth certain information with respect to all existing directors, nominees for directors and executive officers of the Company.

Name                                                             Age                                           Position

James Harrison

68

President, Director

Paul Hait

69

Secretary, Treasurer, Director

Dennis Cullison

49

Treasurer, Director

John Birchard

42

Director

A regular term of a director is for a period of one year and until the next Annual Meeting of Shareholders and his or her successor is duly elected and qualified. A regular term of an officer is for a period of one year, expiring at the next Annual Meeting of the Shareholders or when his or her successor is elected and qualified.

COMPENSATION OF OUTSIDE DIRECTORS

Independent or "outside" directors do not receive cash compensation for attending meetings of the Board of Directors.

All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings and on any business related to the Company. The Company grants such directors shares of Common Stock for service to the Company

There are no family relationships among any of the Company's existing directors. During 2009, the Board of Directors held ten meetings. Each director nominee attended 75% or more of the total number of meetings held during the period for which he has been a director or served on a committee or committees of the Board and of committees of which he was a member.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS.

The Company is not aware of any material legal proceedings involving any director, director nominee, promoter or control person including criminal convictions, pending criminal matters, pending or concluded administrative or civil proceedings limiting one's participation in the securities or banking industries, or findings of securities or commodities law violations.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC").  Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2008, all filing requirements applicable to its officers, directors and beneficial owners owning ten percent or more had been complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND TRANSACTIONS WITH MANAGEMENT, DIRECTORS, AND AFFILIATES

There have been no transactions since the beginning of fiscal year 2009, or any currently proposed transactions, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $50,000, inclusive of cash and noncash transactions, and in which any of the officers, or directors, or holders of over 5% of the Company's stock have or will have any direct or indirect material interest.  The Company does not currently have any policy toward entering into any future transactions with related parties.

VI.  PROPOSAL NUMBER ONE CALLS FOR THE ELECTION OF MR. HARRISON, MR. HAIT, MR. CULLISON AND MR. BIRCHARD TO THE COMPANY'S BOARD OF DIRECTORS.

VII. PROPOSAL NUMBER TWO IS TO APPROVE THE APPOINTMENT OF THE ACCOUNTING FIRM OF PARITZ & COMPANY, P.A. CERTIFIED PUBLIC ACCOUNTANT, AS AUDITOR OF THE COMPANY.

Representatives from Paritz & Company, P.A., CPAs are not expected to be present at the Special Meeting, and will, therefore, not be available to make a statement or respond to questions from shareholders.

VIII.  PROPOSAL NUMBER THREE CALLS FOR AN AMENDMENT TO THE ARTICLES OF

INCORPORATION TO CHANGE OF THE NAME OF THE COMPANY TO “U.S. NATURAL NUTRIENTS AND MINERALS, INC.”

The board of directors has determined that a change of the corporation’s name is necessary and appropriate at this time due to a change in the overall business strategy and adaption of a new business plan for the company. The proposal calls for the amendment of the company's articles of incorporation.

A name change requires an amendment to the Articles of Incorporation of the Company, which can only be accomplished by a resolution of the Board of Directors of the Company and approval by the shareholders. On September 23, 2009, the Board of Directors adopted the following resolution to effectuate the forward split:

WHEREAS, the Board of Directors has determined that due to a change in the overall business strategy and adaption of a new business plan for the company it is important that the name of the corporation be changed to reflect the nature of its business.

            IT IS THEREFORE RESOLVED, that Article 1 of the Articles of Incorporation is hereby amended to read as follows:

ARTICLE 1

NAME OF CORPORATION:  “US NATURAL NUTRIENTS AND MINERALS, INC.”

IX.   PROPOSAL NUMBER FOUR CALLS FOR A CAPITALIZATION RESTRUCTURE TO INCREASE THE TOTAL AUTHORIZED COMMON STOCK OF THE COMPANY TO 300,000,000 SHARES AND AUTHORIZE 50,000,000 SHARES OF PREFERRED STOCK.

WHEREAS, the Board of Directors has determined that a capital restructure requires an amendment to the Articles of Incorporation of the Company, which can only be accomplished by resolution of the Board of Directors and by approval by the shareholders. On September 23, 2009, the Board of Directors adopted the following resolution to effectuate the capital restructure:

WHEREAS, the Board of Directors has determined to change the capital structure of the corporation, to provide two classes of stock, common and preferred.  Whereas, the Board of Directors has determined that 300,000,000 authorized shares of common stock with a par value of $.001 per share and 50,000,000 authorized shares of preferred stock with a par value of $.001 per share would be in the best financial interests in the Company and give it greater financial flexibility;

            THEREFORE, IT IS RESOLVED, that Article 3 of the Articles of Incorporation is hereby amended to read as follows:

 ARTICLE 3

SHARES:  The corporation is authorized to have two classes of stock, common and preferred.  The total number of shares this corporation is authorized to issue is three hundred million (300,000,000) common shares, each with a par value of $.001.

The number of preferred shares which this corporation is authorized to issue is fifty million (50,000,000) each with $.001 par value per share, which preferred stock may be issued in one or more series as may be determined from time to time by the Board of Directors, each of which series shall be designated.

Number of Common Shares with par value:  300,000,000

Number of Preferred Shares with par value:    50,000,000

X.  PROPOSAL NUMBER FIVE CALLS FOR THE SHAREHOLDERS TO RATIFY AND APPROVE ANY AND ALL ACTIONS TAKEN BY THE BOARD OF DIRECTORS SINCE THE LAST MEETING OF THE SHAREHOLDERS.

The Board of Directors recommends a "FOR" vote on proposals one, two, three, four and five.

XI. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the Special Meeting to be held on October 23, 2009. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

X. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the Special Meeting of Shareholders to be held on October 23, 2009, must be received by the Company on or before October 20, 2009, to be includable in the Company's Proxy Statement, and related proxy solicitation materials for said Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

James Harrison

Chairman of the Board and

Chief Executive Officer

La Quinta, California

Exhibit 1  Proxy Card

PROXY

 The undersigned shareholder of America’s Driving Ranges, Inc. (the “Company”) hereby appoints James Harrison or, failing him, Paul Hait or, failing both of them, ________________________________ as proxy holder of the undersigned to attend the Special Meeting (the “Meeting”) of the Company to be held on October 23, 2009 and any adjournment thereof with authority to act and vote thereat for and on behalf of the undersigned and directs the proxy holder to vote the Common Shares held by the undersigned in respect of the matters indicated below as follows:

1.

To elect as director:

FOR

    AGAINST

James Harrison

_____________

_____________

Paul Hait

_____________

_____________

Dennis Cullison

_____________

_____________

2.

To appoint the accounting firm of Paritz & Company, P.A., as auditor of the Company:

FOR

_____________

AGAINST

_____________

3.

 To amend Article 1 of the corporation’s Articles of Incorporation to change the name of the corporation to “US Natural Nutrients and Minerals, Inc.”

FOR

_____________

AGAINST

_____________

4.

To amend Article 3 of the corporation’s Articles of Incorporation to change the total number of authorized shares of Common Stock to 300,000,000 with par value of $0.001 and 50,000,000 shares of Preferred Stock with par value of $0.001.

FOR

_____________

AGAINST

_____________

5.

To ratify and approve any and all actions taken by the Board of Directors of the Company since the last meeting of the shareholders.

FOR

_____________

AGAINST

_____________

If this proxy is not dated it will be deemed to bear the date on which it was mailed.

Executed on this ____ day of October, 2009.

________________________________

___________________________________

Name (please print)

Signature of Shareholder

________________________________

___________________________________

Address

Number of Shares held

________________________________